UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

GENER8 MARITIME, INC.

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34228	66 071 6485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue
2nd Floor
New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 763-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2018, in connection with the proposed merger (the “Merger”) between the Gener8 Maritime, Inc. (the “Company” or “Gener8”) and Euronav MI Inc. (“Merger Sub”), a wholly-owned subsidiary of Euronav NV (“Euronav”), pursuant to the Merger Agreement, dated as of December 20, 2018, between the Company, Euronav and Merger Sub, the Company and certain of its subsidiaries entered into an amendment (the “KEXIM Amendment”) in respect of the $963,743,455 Facility Agreement, dated as of August 31, 2015 (as amended, modified, restated and/or supplemented from time to time, the “KEXIM Facility”), among Gener8 Maritime Subsidiary VIII Inc., as borrower, Gener8 Maritime Subsidiary V, as shareholder, the Company, as parent guarantor, the guarantors party thereto, the lenders party thereto, Nordea Bank AB (publ), New York Branch (“Nordea”), as facility agent for the lenders, and certain other parties thereto. The KEXIM Amendment amends and provides for the consent of the agents and lenders under such facility to (i) permit Euronav to accede as a borrower in relation to each vessel loan under the KEXIM Facility as and when Euronav becomes the owner of the ship associated with such vessel loan, (ii) add Euronav as a guarantor until the sale of all collateral vessels by the current subsidiary owner guarantors to Euronav, (iii) allow, after the sale of all collateral vessels to Euronav, for the liquidation and winding up of each of the Company, Gener8 Maritime Subsidiary V Inc., Gener8 Maritime Subsidiary VIII Inc. and each owner guarantor, (iv) make such other amendments as may be required to bring the KEXIM Facility in line with Euronav’s standard loan agreements and (v) make all consequential amendments relating to the foregoing. The effectiveness of the KEXIM Amendment is subject to customary conditions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

1.01

Amendment No. 4 to Term Loan Facility, dated June 6, 2018, by and between Gener8 Maritime Subsidiary VIII Inc., Euronav NV, Gener8 Maritime Subsidiary V, Gener8 Maritime, Inc., the guarantors party thereto, the lenders party thereto, Nordea Bank AB (publ), New York Branch, as facility agent for the lenders, and certain other parties thereto.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K, including information incorporated by reference into this Form 8-K, may contain forward-looking statements, including, for example, but not limited to, statements about management expectations, strategic objectives, strategic opportunities, growth opportunities, business prospects, regulatory proceedings, transaction synergies and other benefits of the Merger, and other similar matters.  Forward-looking statements are not statements of historical facts and represent only Euronav’s or Gener8’s beliefs regarding future events, which are inherently uncertain.  Forward-looking statements are typically identified by words such as “anticipates,” “believes,” “budgets,” “could,” “estimates,” “expects,” “forecasts,” “foresees,” “goal,” “intends,” “likely,” “may,” “might,” “plans,” “projects,” “schedule,” “should,” “target,” “will,” or “would” and similar expressions, although not all forward-looking information contains these identifying words.

By their very nature, forward-looking statements require Euronav and Gener8 to make assumptions and are subject to inherent risks and uncertainties that give rise to the possibility that Euronav’s or Gener8’s predictions, forecasts, projections, expectations or conclusions will not prove to be accurate, that Euronav’s or Gener8’s assumptions may not be correct and that Euronav’s or Gener8’s objectives, strategic goals and priorities will not be achieved.  Readers are cautioned not to place undue reliance on these statements, as a number of important factors could cause actual results to differ materially from the expectations expressed in such forward-looking statements.  These factors include, but are not limited to, the possibility that the Merger does not close when expected or at all because required shareholder approval is not received or other conditions to the closing are not satisfied on a timely basis or at all; that Gener8 and Euronav may be required to modify the terms and conditions of the Merger Agreement to achieve shareholder approval, or that the anticipated benefits of the Merger are not realized as a result of such things as the weakness of the economy and competitive factors in the seaborne transportation area in which Euronav and Gener8 do business; potential litigation arising from the Merger Agreement and/or the Merger; the Merger’s effect on the relationships of Euronav or Gener8 with their respective customers and suppliers, whether or not the Merger is completed; Euronav’s shareholders’ and Gener8’s shareholders’ reduction in their percentage ownership and voting power; the challenges presented by the integration of Euronav and Gener8; the uncertainty of third-party approvals; the significant transaction and merger-related integration costs; fulfilment of the conditions precedent to the effectiveness of the KEXIM Amendment and other factors listed from time to time in Gener8’s and Euronav’s filings with the SEC, including, without limitation, Gener8’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and its subsequent reports on Form 10-Q and Form 8-K and Euronav’s Form 20-F for the fiscal year ended December 31, 2017 and its subsequent reports on Form 6-K.  The forward-looking statements speak only as of the date of this Form 8-K, in the case of forward-looking statements contained in this Form 8-K, or the dates of the documents incorporated by reference into this Form 8-K, in the case of forward-looking statements made in those incorporated documents.  Except as required by applicable law or regulation, Gener8 and Euronav do not undertake to update any forward-looking statement, whether written or oral, to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

Important Information for Investors and Shareholders

In connection with the proposed transaction between Gener8 and Euronav, Gener8 and Euronav have filed and intend to file relevant materials with the SEC, including a Euronav registration statement on Form F-4 that includes a proxy statement of Gener8 and that also constitutes a prospectus of Euronav. The definitive proxy statement/prospectus was first mailed to shareholders of Gener8 on May 10, 2018. INVESTORS AND SECURITY HOLDERS OF GENER8 AND EURONAV ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GENER8, EURONAV AND THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and the definitive proxy statement/prospectus and other documents filed with the SEC by Gener8 and Euronav through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Gener8 are available free of charge on Gener8 internet website at www.gener8maritime.com. Copies of the documents filed with the SEC by Euronav are available free of charge on Euronav’s internet website at www.euronav.com.

EXHIBIT INDEX

Exhibit No.	Description

1.01

Amendment No. 4 to Term Loan Facility, dated June 6, 2018, by and between Gener8 Maritime Subsidiary VIII Inc., Euronav NV, Gener8 Maritime Subsidiary V, Gener8 Maritime, Inc., the guarantors party thereto, the lenders party thereto, Nordea Bank AB (publ), New York Branch (“Nordea”), as facility agent for the lenders, and certain other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Gener8 Maritime, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENER8 MARITIME, INC.

/s/ Leonard J. Vrondissis
Leonard J. Vrondissis
Chief Financial Officer, Secretary and Executive Vice President

DATE: June 8, 2018